Exhibit 5(a)

Squire, Sanders & Dempsey L.L.P. 200 South Biscayne Boulevard Suite 4000 Miami, Florida 33131-2398 Office: +1.305.577.7000 Fax: +1.305.577.7001

May 3, 2007

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
700 Universe Boulevard
Juno Beach, Florida 33408

Ladies and Gentlemen:

As counsel for FPL Group, Inc., a Florida corporation (“FPL Group”), FPL Group Capital Inc, a Florida corporation (“FPL Group Capital”), Florida Power & Light Company, a Florida corporation (“FPL”), FPL Group Capital Trust II, a Delaware statutory trust, FPL Group Capital Trust III, a Delaware statutory trust (together with FPL Group Capital Trust II, the “FPL Group Capital Trusts”), FPL Group Trust I, a Delaware statutory trust, FPL Group Trust II, a Delaware statutory trust (together with FPL Group Trust I, the “FPL Group Trusts”), Florida Power & Light Company Trust I, a Delaware statutory trust, and Florida Power & Light Company Trust II, a Delaware statutory trust (together with Florida Power & Light Company Trust I, the “FPL Trusts”) (the FPL Group Capital Trusts, the FPL Group Trusts and the FPL Trusts are herein referred to collectively as the “Trusts”), we have participated in the preparation of a joint registration statement on Form S-3 (Registration Statement Nos. 333-137120, 333-137120-01, 333-137120-02, 333-137120-03, 333-137120-04, 333-137120-05, 333-137120-06, 333-137120-07 and 333-137120-08 (“Registration Statement No. 333-137120”), which was filed with the Securities and Exchange Commission (“Commission”) under the Securities Act of 1933, as amended (“Securities Act”) on September 5, 2006), and of a post-effective amendment no. 1 to that registration statement (“Registration Statement No. 333-137120, as amended by post-effective amendment no. 1 thereto, the “Registration Statement”), to be filed on or about the date hereof with the Commission under the Securities Act, in connection with the registration by:

(a)  FPL Group of an unspecified amount of (i) its guarantee relating to FPL Group Capital Senior Debt Securities (as defined below) (“FPL Group Senior Debt Securities

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

Guarantee”); (ii) its guarantee of the FPL Group Capital Subordinated Debentures (as defined below) (“FPL Group Subordinated Debenture Guarantee”); (iii) its unsecured debt securities (“FPL Group Senior Debt Securities”); (iv) its junior subordinated debentures (“FPL Group Subordinated Debentures”); (v) its guarantee of Preferred Trust Securities (as defined below) of FPL Group Capital Trust and FPL Group Trust (“FPL Group Preferred Trust Securities Guarantee”); (vi) shares of its common stock, $.01 par value (“Common Stock”); (vii) shares of its preferred stock, $.01 par value (“FPL Group Preferred Stock”); (viii) contracts to purchase Common Stock or FPL Group Preferred Stock or other agreements or instruments requiring it to sell Common Stock or FPL Group Preferred Stock (collectively, “Stock Purchase Contracts”); (ix) units, each representing ownership of a Stock Purchase Contract and any of debt securities of FPL Group Capital, debt securities of FPL Group, Preferred Trust Securities of FPL Group Trust, Preferred Trust Securities of FPL Group Capital Trust or debt securities of third parties, including, but not limited to, U.S. Treasury securities (“Stock Purchase Units”); and (x) its guarantee (“Preferred Stock Guarantee”) of FPL Group Capital Preferred Stock (as defined below);

(b)  FPL Group Capital of an unspecified amount of (i) its unsecured debt securities (“FPL Group Capital Senior Debt Securities”); (ii) its junior subordinated debentures (“FPL Group Capital Subordinated Debentures”); and (iii) shares of its preferred stock, $.01 par value (“FPL Group Capital Preferred Stock”);

(c)  FPL of an unspecified amount of (i) its first mortgage bonds (the “Bonds”); (ii) shares of its Preferred Stock, $100 par value (“Serial Preferred Stock”), and shares of its Preferred Stock without par value (“No Par Preferred Stock,” and together with the Serial Preferred Stock, “FPL Preferred Stock”); (iii) its junior subordinated debentures (“FPL Subordinated Debentures”); and (iv) its guarantee of Preferred Trust Securities (as defined below) of the FPL Trusts (“FPL Preferred Trust Securities Guarantee”); and

(d)  the Trusts of an unspecified amount of their preferred trust securities (“Preferred Trust Securities”).

In connection therewith, we have reviewed such documents and records as we have deemed necessary to enable us to express an opinion on the matters covered hereby. We have assumed that there will be no changes to such documents and records, or expiration thereof, after the date hereof which would affect the opinions expressed herein.

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

Based upon the foregoing, we are of the opinion that:

1.    The FPL Group Capital Senior Debt Securities and the FPL Group Senior Debt Securities Guarantee will be valid, legal and binding obligations of FPL Group Capital and FPL Group, respectively, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  a duly-authorized officer of FPL Group Capital, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group Capital, approves and establishes the terms and provisions of the FPL Group Capital Senior Debt Securities in accordance with the Indenture (For Unsecured Debt Securities) dated as of June 1, 1999, between FPL Group Capital and The Bank of New York, as Trustee; and

b.  the FPL Group Capital Senior Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

2.    The FPL Group Senior Debt Securities will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  an indenture (“FPL Group Indenture”) with respect to such FPL Group Senior Debt Securities shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Indenture;

b.  a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, approves and establishes the terms and provisions of the FPL Group Senior Debt Securities in accordance with the FPL Group Indenture; and

c  the FPL Group Senior Debt Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

3.    The FPL Group Subordinated Debentures will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  a subordinated indenture (“FPL Group Subordinated Indenture”) with respect to such FPL Group Subordinated Debentures shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Subordinated Indenture;

b.  a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, approves and establishes the terms and provisions of the FPL Group Subordinated Debentures in accordance with the FPL Group Subordinated Indenture; and

c.  the FPL Group Subordinated Debentures are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

4.    The FPL Group Capital Subordinated Debentures and the FPL Group Subordinated Debenture Guarantee will be valid, legal and binding obligations of FPL Group Capital and FPL Group, respectively, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  if the FPL Group Capital Subordinated Debentures will not be issued pursuant to (i) the Indenture (For Unsecured Subordinated Debt Securities relating to Trust Securities) dated as of March 1, 2004 (“FPL Group Capital 2004 Subordinated Indenture”), among FPL Group Capital, FPL Group and The Bank of New York, as Trustee, or (ii) the Indenture (For Unsecured Subordinated Debt Securities) dated as of September 1, 2006 (“FPL Group Capital 2006 Subordinated Indenture”), among FPL Group Capital, FPL Group and The Bank of New York, as Trustee, then a subordinated indenture (“FPL Group Capital New Subordinated Indenture”) with respect to such FPL Group Capital Subordinated Debentures shall have been executed and delivered by a duly-authorized officer of FPL Group Capital, by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Capital New Subordinated Indenture;

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

b.  a duly-authorized officer of FPL Group Capital, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group Capital, approves and establishes the terms and provisions of the FPL Group Capital Subordinated Debentures in accordance with the FPL Group Capital 2004 Subordinated Indenture, the FPL Group Capital 2006 Subordinated Indenture or the FPL Group Capital New Subordinated Indenture;

c.  a duly-authorized officer of FPL Group, acting within the authority granted by the then current resolutions of the Board of Directors of FPL Group, endorses the FPL Group Subordinated Debenture Guarantee onto the FPL Group Capital Subordinated Debentures; and

d.  the FPL Group Capital Subordinated Debentures are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

5.    The shares of Common Stock will be validly issued, fully paid and non-assessable when:

a.  FPL Group’s Board of Directors (or a senior executive officer of FPL Group pursuant to express authority conferred on such officer by the Board of Directors) shall have adopted appropriate resolutions approving and authorizing the issuance and sale of the Common Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof; and

b.  the Common Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement.

6.    The shares of FPL Group Preferred Stock will be validly issued, fully paid and non-assessable when:

a.  FPL Group’s Board of Directors (or a senior executive officer of FPL Group pursuant to express authority conferred on such officer by the Board of Directors) shall have adopted appropriate resolutions establishing the preferences, limitations and relative rights of such shares of FPL Group Preferred Stock and approving and

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

authorizing the issuance and sale of the FPL Group Preferred Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof;

b.  articles of amendment to FPL Group’s Restated Articles of Incorporation, as amended, establishing the preferences, limitations and relative rights of such FPL Group Preferred Stock shall have been filed with the appropriate office of the Department of State of the State of Florida; and

c.  the FPL Group Preferred Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement.

7.    The shares of FPL Group Capital Preferred Stock will be validly issued, fully paid and non-assessable when:

a.  FPL Group Capital’s Board of Directors (or a senior executive officer of FPL Group Capital pursuant to express authority conferred on such officer by the Board of Directors) shall have adopted appropriate resolutions establishing the preferences, limitations and relative rights of such shares of FPL Group Capital Preferred Stock and approving and authorizing the issuance and sale of the FPL Group Capital Preferred Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof;

b.  articles of amendment to FPL Group Capital’s Articles of Incorporation, as amended, establishing the preferences, limitations and relative rights of such FPL Group Capital Preferred Stock shall have been filed with the appropriate office of the Department of State of the State of Florida; and

c.  the FPL Group Capital Preferred Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement.

8.    The Preferred Stock Guarantee will be a valid, legal and binding obligation of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

a.  a preferred stock guarantee agreement (“Preferred Stock Guarantee Agreement”) with respect to such Preferred Stock Guarantee shall have been executed and delivered by a duly-authorized officer of FPL Group; and

b.  the FPL Group Capital Preferred Stock is issued and sold in accordance with its respective terms and provisions and as contemplated by the Registration Statement.

9.    The Stock Purchase Contracts and Stock Purchase Units will be valid, legal and binding obligations of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  FPL Group’s Board of Directors (or a senior executive officer of FPL Group pursuant to express authority conferred on such officer by the Board of Directors) shall have adopted appropriate resolutions to establish the terms of such Stock Purchase Contracts or Stock Purchase Units, as the case may be; and

b.  such Stock Purchase Contracts or Stock Purchase Units, as the case may be, shall have been issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

10.   The FPL Group Preferred Trust Securities Guarantee will be a valid, legal and binding obligation of FPL Group, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  a preferred trust securities guarantee agreement (“FPL Group Preferred Trust Securities Guarantee Agreement”) with respect to such FPL Group Preferred Trust Securities Guarantee shall have been executed and delivered by a duly-authorized officer of FPL Group and by the trustee under such FPL Group Preferred Trust Securities Guarantee Agreement; and

b.  the Preferred Trust Securities are issued and sold by an FPL Group Trust or an FPL Group Capital Trust in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

11.   The Bonds will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees’ and other creditors’ rights and remedies generally and general principles of equity, when:

a.  the Bonds are issued and sold pursuant to authority contained in an order of the Florida Public Service Commission (“FPSC”);

b.  a duly-authorized officer of FPL, acting within the authority granted by the then current resolutions of the Board of Directors of FPL and, if applicable, of the Finance Committee of the Board of Directors of FPL, approves and establishes the terms and provisions of the Bonds in accordance with the Mortgage and Deed of Trust dated as of January 1, 1944, as amended and supplemented, from FPL to Deutsche Bank Trust Company Americas, as Trustee; and

c.  the Bonds are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

12.   The shares of FPL Preferred Stock will be validly issued, fully paid and non-assessable when:

a.  the FPL Preferred Stock is issued and sold pursuant to authority contained in an order of the FPSC;

b.  FPL’s Board of Directors (or a committee of the Board of Directors or a senior executive officer of FPL pursuant to express authority conferred on such committee or officer by the Board of Directors) shall have adopted appropriate resolutions establishing the preferences, limitations and relative rights of such shares of FPL Preferred Stock and approving and authorizing the issuance and sale of the FPL Preferred Stock and authorizing any other action necessary to the consummation of the proposed issuance and sale thereof;

c.  articles of amendment to FPL’s Restated Articles of Incorporation, as amended, establishing the preferences, limitations and relative rights of such FPL Preferred Stock shall have been filed with the appropriate office of the Department of State of the State of Florida; and

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

d.  the FPL Preferred Stock shall have been issued and sold for the consideration contemplated by such resolutions, and otherwise as contemplated by the Registration Statement.

13.   The FPL Subordinated Debentures will be valid, legal and binding obligations of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  the FPL Subordinated Debentures are issued and sold pursuant to authority contained in an order of the FPSC;

b.  a subordinated indenture (“FPL Subordinated Indenture”) with respect to such FPL Subordinated Debentures shall have been executed and delivered by a duly-authorized officer of FPL and by the trustee under such FPL Subordinated Indenture;

c.  a duly-authorized officer of FPL, acting within the authority granted by the then current resolutions of the Board of Directors of FPL and, if applicable, of the Finance Committee of the Board of Directors of FPL, approves and establishes the terms and provisions of the FPL Subordinated Debentures in accordance with the FPL Subordinated Indenture; and

d.  the FPL Subordinated Debentures are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

14.   The FPL Preferred Trust Securities Guarantee will be a valid, legal and binding obligation of FPL, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights and remedies generally and general principles of equity, when:

a.  a preferred trust securities guarantee agreement (“FPL Preferred Trust Securities Guarantee Agreement”) with respect to such FPL Preferred Trust Securities Guarantee shall have been executed and delivered by a duly-authorized officer of FPL pursuant to authority contained in an order of the FPSC and by the trustee under such FPL Preferred Trust Securities Guarantee Agreement;

FPL Group, Inc.
FPL Group Capital Inc
Florida Power & Light Company
FPL Group Capital Trust II
FPL Group Capital Trust III
FPL Group Trust I
FPL Group Trust II
Florida Power & Light Company Trust I
Florida Power & Light Company Trust II
May 3, 2007

b.  the Preferred Trust Securities are issued and sold by an FPL Trust pursuant to authority contained in an order of the FPSC; and

c.  the Preferred Trust Securities are issued and sold in accordance with their respective terms and provisions and as contemplated by the Registration Statement.

Notwithstanding that the Registration Statement provides for the registration of an unspecified amount of the securities described above, the amount of any particular securities, as well as the aggregate amount of all such securities and any combination of such securities, that may be offered and sold as contemplated by the Registration Statement is limited to the amounts authorized from time to time by the respective board of directors (or duly authorized committee of the board of directors) of FPL Group, FPL Group Capital and FPL, as the case may be.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. We also consent to the reference to us in the prospectuses included in the Registration Statement under the caption “Legal Opinions.” In giving the foregoing consents, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

We are members of the Florida Bar and this opinion is limited to the laws of the State of Florida and the federal laws of the United States insofar as they bear on the matters covered hereby. As to all matters of New York law, we have relied, with your consent, upon the opinion of even date herewith rendered to you by Thelen Reid Brown Raysman & Steiner LLP, New York, New York. As to all matters of Delaware law, we have relied, with your consent, on the opinions dated September 5, 2006 rendered to you by Morris, James, Hitchens & Williams LLP, Wilmington, Delaware. As to all matters of Florida law, Thelen Reid Brown Raysman & Steiner LLP is authorized to rely upon this opinion as if it were addressed to it.

Very truly yours,

/s/ Squire, Sanders & Dempsey L.L.P.

SQUIRE, SANDERS & DEMPSEY L.L.P.